                           ONE GROUP(R) MUTUAL FUNDS

              INSTITUTIONAL MONEY MARKET FUNDS COMBINED PROSPECTUS
                       Supplement dated December 20, 2001
                      to Prospectus dated November 1, 2001

The third bullet point under WHEN CAN I BUY SHARES? is deleted in its entirety and replaced with the following:

 . On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes early, purchase requests received after the NYSE closes generally will be effective the following business day. Each Fund, however, reserves the right to remain open for extended hours following an early close of the NYSE. If your purchase request is received during extended hours, it will be effective the same business day. Purchase requests received after a Fund closes will be effective the following business day. Shareholders will receive notice on at www.onegroup.com if a Fund remains open follow an early close of the NYSE.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE


TOG-I-SUPP